UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan, 49085
(Address of principal executive offices, including zip code)
(269) 429-9761
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.01. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Amendment No. 4 to Employment Agreement with Michael R. Welch, dated July 18, 2011
On July 18, 2011, Express-1 Expedited Solutions, Inc. (the “Company”) and Michael R. Welch, the Company’s Chief Executive Officer, amended Mr. Welch’s employment agreement, dated as of July 1, 2005, as previously amended as of July 1, 2008, July 14, 2010 and June 10, 2011 (the “CEO Employment Agreement”). The amendment is effective as of July 18, 2011, but will be null and void and of no further force or effect if the Investment Agreement dated as of June 13, 2011 (the “Investment Agreement”), by and among Jacobs Private Equity, LLC, each of the other investors party thereto (including by joinders thereto) and the Company, is terminated prior to the closing of the equity investment contemplated thereby (the “Closing”). The material terms of the amendment include:
•	the requirement that, during the term of the CEO Employment Agreement, Mr. Welch will focus the majority of his business time and attention on potential acquisitions and will retain certain general management authority of the business operations of the Company;

•	the acceleration upon the Closing of the vesting of all outstanding unvested options held by Mr. Welch that were granted by the Company prior to June 13, 2011;

•	the lock-up until the third anniversary of the Closing of 60,000 shares of Company common stock issued upon exercise of options granted by the Company prior to June 13, 2011;

•	the grant on July 22, 2011 to Mr. Welch of options to purchase 200,000 shares of Company common stock (the “New CEO Options”);

•	the expansion of the scope of Mr. Welch’s restrictive covenants with respect to duration, definition of competitive activities and geographic restrictions; the non-competition, customer non-solicitation and non-interference covenants apply during Mr. Welch’s employment and for the three-year period following the termination of his employment, the employee non-solicitation covenant applies during his employment and for the five-year period following the termination of his employment and the confidentiality and non-disparagement covenants apply during his employment and at all times thereafter;

•	the addition of an option clawback provision pursuant to which, in the event of (a) a breach of the restrictive covenants contained in the CEO Employment Agreement, (b) the termination of Mr. Welch’s employment by the Company for “Cause” (as defined in the CEO Employment Agreement) or (c) any financial restatements or material loss to the Company to which Mr. Welch has materially contributed due to fraud or willful misconduct, any unexercised Company common stock options granted after June 13, 2011 (whether vested or unvested), including the New CEO Options, that Mr. Welch holds at such time will be forfeited; and

•	the requirement that, notwithstanding the existence of an event constituting “Good Reason” (as defined in the CEO Employment Agreement), a termination will not be for

Good Reason unless Mr. Welch notifies the Company of the existence of the condition constituting Good Reason and gives the Company the opportunity to cure the condition.
The amendment also extends the term of the CEO Employment Agreement to the third anniversary of the Closing and specifies the amount and terms of Mr. Welch’s existing 2011 bonus opportunity.
The grant of the New CEO Options to Mr. Welch will be made under the Company’s 2001 Stock Option Plan and will be generally subject to the terms of the 2001 Stock Option Plan; except that the New CEO Options will be forfeited if the Investment Agreement is terminated prior to the Closing. The New CEO Options will vest, subject to Mr. Welch’s continued employment with the Company, in three equal annual installments on the first, second and third anniversaries of the Closing. The New CEO Options will automatically accelerate upon the occurrence of a “Change of Control” (as defined in the CEO Employment Agreement) unless provision is made in connection with the Change of Control for (i) assumption of the New CEO Options or (ii) substitution for the New CEO Options of new awards covering stock of a successor corporation, with appropriate adjustments as to the number and kinds of shares and the exercise prices. However, the New CEO Options award agreement provides that the Closing will not result in a “Change of Control”. Furthermore, the New CEO Options will automatically terminate, whether vested or unvested, to the extent not exercised, upon the earliest to occur of (1) termination of Mr. Welch’s employment with the Company for Cause, (2) the expiration of three months following the date of termination of Mr. Welch’s employment with the Company for any reason other than Cause, (3) the breach of any restrictive covenant to which Mr. Welch is subject and (4) Mr. Welch engaging in fraud or willful misconduct that contributes materially to any financial restatement or material loss to the Company or any of its subsidiaries. The exercise price of the New CEO Options will be the closing price per share, as reported on the NYSE Amex, of the Company common stock on July 22, 2011, which will be the date of grant.
This description of the amendment to the CEO Employment Agreement is qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Amendment No. 1 to Employment Agreement with John D. Welch, dated July 18, 2011
On July 18, 2011, the Company and John D. Welch, the Company’s Chief Financial Officer, amended Mr. Welch’s employment agreement, dated as of March 21, 2011 (the “CFO Employment Agreement”). The amendment is effective as of July 18, 2011, but will be null and void and of no further force or effect if the Investment Agreement is terminated prior to the Closing. The material terms of the amendment include:
•	the requirement that, during the term of the CFO Employment Agreement, Mr. Welch will have the duties and responsibilities as may be assigned to him by the Company’s Chief Executive Officer from time to time;

•	the acceleration upon the Closing of the vesting of all outstanding unvested options held by Mr. Welch that were granted by the Company prior to June 13, 2011;

•	the lock-up until the first anniversary of the Closing of 5,000 shares of Company common stock issued upon exercise of options granted by the Company prior to June 13, 2011;

•	the grant on July 22, 2011 to Mr. Welch of options to purchase 175,000 shares of Company common stock (the “New CFO Options”);

•	the expansion of the scope of Mr. Welch’s restrictive covenants with respect to duration, definition of competitive activities and geographic restrictions; the non-competition, customer non-solicitation and non-interference covenants apply during Mr. Welch’s employment and for the three-year period following the termination of his employment, the employee non-solicitation covenant applies during his employment and for the five-year period following the termination of his employment and the confidentiality and non-disparagement covenants apply during his employment and at all times thereafter;

•	the addition of an option clawback provision pursuant to which, in the event of (a) a breach of the restrictive covenants contained in the CFO Employment Agreement, (b) the termination of Mr. Welch’s employment by the Company for “Cause” (as defined in the CFO Employment Agreement) or (c) any financial restatements or material loss to the Company to which Mr. Welch has materially contributed due to fraud or willful misconduct, any unexercised Company common stock options granted after June 13, 2011 (whether vested or unvested), including the New CFO Options, that Mr. Welch holds at such time will be forfeited;

•	the requirement that, notwithstanding the existence of an event constituting “Good Reason” (as defined in the CFO Employment Agreement), a termination will not be for Good Reason unless Mr. Welch notifies the Company of the existence of the condition constituting Good Reason and gives the Company the opportunity to cure the condition; and

•	the modification of the definition of Good Reason to provide that Good Reason will also exist if the Company replaces Mr. Welch as Chief Financial Officer.
The amendment also extends the term of the CFO Employment Agreement to the third anniversary of the Closing, provides for an increase in Mr. Welch’s salary from $160,000 to $180,000 and specifies the amount and terms of his existing 2011 bonus opportunity.
The grant of the New CFO Options to Mr. Welch will be made under the Company’s 2001 Stock Option Plan and will be generally subject to the terms of the 2001 Stock Option Plan; except that the New CFO Options will be forfeited if the Investment Agreement is terminated prior to the Closing. The New CFO Options will vest, subject to Mr. Welch’s continued employment with the Company, in three equal annual installments on the first, second and third anniversaries of the Closing. The New CFO Options will automatically accelerate upon the occurrence of a “Change of Control” (as defined in the CFO Employment Agreement) unless provision is made in connection with the Change of Control for (i) assumption of the New CFO Options or (ii) substitution for the New CFO Options of new awards covering stock of a successor corporation, with appropriate adjustments as to the number and kinds of shares and the exercise prices. However, the New CFO Options award agreement provides that the Closing will not result in a “Change of Control”. Furthermore, the New CFO Options will automatically terminate, whether vested or unvested, to the extent not exercised, upon the earliest to occur of (1) termination of Mr. Welch’s employment with the Company for Cause, (2) the expiration of three months following the date of termination of Mr. Welch’s employment with the Company for any reason other than Cause, (3) the breach of any restrictive covenant to which Mr. Welch is subject and (4) Mr. Welch engaging in fraud or willful misconduct that contributes materially to any financial restatement or material loss to the Company or any of its subsidiaries. The exercise price of the New CFO Options will be the closing price per share, as reported on the NYSE Amex, of the Company common stock on July 22, 2011, which will be the date of grant.
This description of the amendment to the CFO Employment Agreement is qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Amendment No. 4 to Employment Agreement with Michael R. Welch, dated July 18, 2011.

10.2	Amendment No. 1 to Employment Agreement with John D. Welch, dated July 18, 2011.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 22, 2011	Express-1 Expedited Solutions, Inc.
	By:	/s/ Michael Welch
Michael Welch
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
10.1	Amendment No. 4 to Employment Agreement with Michael R. Welch, dated July 18, 2011.

10.2	Amendment No. 1 to Employment Agreement with John D. Welch, dated July 18, 2011.